EXHIBIT 10.13
AMENDMENT TO SECURED CONVERTIBLE
PROMISSORY NOTES AND WARRANTS
     THIS AMENDMENT TO SECURED CONVERTIBLE PROMISSORY NOTES AND WARRANTS (the “Amendment”) is entered into as of September 7, 2005, by and among Sutura, Inc., a Delaware corporation (the “Company”), Pandora Select Partners L.P., a British Virgin Islands limited partnership (“Pandora”), Whitebox Hedged High Yield Partners L.P., a British Virgin Islands limited partnership (“WHHY”), Whitebox Convertible Arbitrage Partners L.P., a British Virgin Islands limited partnership (“WCAP”), Whitebox Intermarket Partners L.P., a British Virgin Islands limited partnership (“WIP”) and Gary S. Kohler (“Kohler”) and Scot W. Malloy (“Malloy”), each residents of the State of Minnesota.
     WHEREAS, the Company, Pandora, WHHY, WCAP, WIP, Kohler and Malloy are parties to a Purchase Agreement dated September 17, 2004 (the “Original Purchase Agreement”), pursuant to which the Investors each purchased a convertible promissory note (each, an “Original Note” and together, the “Original Notes”) and a warrant to purchase shares of the Company’s Common Stock (each, an “Original Warrant” and together, the “Original Warrants”) from the Company in consideration of a collective $6,550,000 loan (the “Original Loan”).
     WHEREAS, the Company, Pandora, WHHY and WIP are parties to a second Purchase Agreement dated March 24, 2005 (the “Second Purchase Agreement”), pursuant to which Pandora, WHHY and WIP each purchased an additional convertible promissory note (each, a “March 2005 Note” and together, the “March 2005 Notes”) and an additional warrant to purchase the Company’s Common Stock (each, a “March 2005 Warrant” and together, the “March 2005 Warrants”) in consideration of a collective $3,000,000 new loan (the “March 2005 Loan”).
     WHEREAS, the parties desire to amend certain provisions of the Original Notes, Original Warrants, March 2005 Notes and March 2005 Warrants.
     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:
     SECTION 1. Amendment to Original Notes. Each of the Original Notes is amended as follows:
(a)	The following new subsection (g) is added to Section 3:
“(g) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Payee upon any conversion of this Note (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owed by Payee and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the

Payee’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which Payee may receive or beneficially own in order to determine the amount of securities or other consideration that Payee may receive in the event of a merger, sale or other transaction as contemplated in Section 3(f) of this Note. By written notice to the Company, Payee may waive the provision of this Section 3(g) as to itself, but any such waiver shall not be effective until the 61st day after delivery thereof.”
     SECTION 2. Amendment to March 2005 Notes. Each of the March 2005 Notes is amended as follows:
(a)	The following new subsection (f) is added to Section 3:
“(f) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Payee upon any conversion of this Note (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owed by Payee and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Payee’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act"), does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which Payee may receive or beneficially own in order to determine the amount of securities or other consideration that Payee may receive in the event of a merger, sale or other transaction as contemplated in Section 3(e) of this Note. By written notice to the Company, Payee may waive the provision of this Section 3(f) as to itself, but any such waiver shall not be effective until the 61st day after delivery thereof.”
     SECTION 3. Amendment to Original Warrants and March 2005 Warrants. Each of the Original Warrants and March 2005 Warrants is amended as follows:

(a)	The following new Section 12 is added:
12. Limitations on Exercise. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purposes the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger, sale or other transaction as contemplated in Section 7(c) of this Warrant. By written notice to the Company, the Holder may waive the provision of this Section 12 as to itself, but any such waiver shall not be effective until the 61st day after delivery thereof.”
[Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above.

SUTURA, INC.

By

Anthony A. Nobles
President and Chief Executive Officer

PANDORA SELECT PARTNERS L.P.

By

Name

Its

WHITEBOX HEDGED HIGH YIELD
PARTNERS L.P.

By

Name

Its

WHITEBOX CONVERTIBLE ARBITRAGE
PARTNERS L.P.

By

Name

Its

WHITEBOX INTERMARKET PARTNERS L.P.

By

Name

Its

Gary S. Kohler

Scot W. Malloy

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